                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D. C. 20549

                                                     FORM 8-K

-------------------------------------------------------------------------------------------------------------------

                                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                                  Date of Report
                                                   June 27, 2003

                                                   MedImmune, Inc.
                                   (Exact name of registrant as specified in its charter)

                         Delaware                        0-19131               52-1555759
                (State or other jurisdiction of     (Commission File No.)    (I. R. S. Employer
                incorporation or organization)                               Identification No.)

                                 35 West Watkins Mill Road, Gaithersburg, MD 20878
                                (Address of principal executive offices) (Zip Code)

                         Registrant's telephone number, including area code (301) 417-0770

ITEM 9.     Regulation FD Disclosure

On June 27, 2003, MedImmune, Inc. (the "Company"), issued a press release announcing that it is hosting a
Business Review Meeting to provide analysts and investors an overview of its opportunities for long-term growth.
The Company also announced that it is is reconfirming its full-year guidance and increasing its guidance for the second quarter. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     Exhibits

   c.       Exhibits

            Exhibit              Description
            -------              -----------
            Ex. 99.1             Press release, dated June 27, 2003, "MedImmune's Business Review
                                 Meeting to Provide Overview of Opportunities for Long-Term Growth"

                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MEDIMMUNE, INC.

Date: June 27, 2003                                  /s/: Lota S. Zoth
                                                     Lota S. Zoth
                                                     Vice President and Controller